U.S. SECURITIES AND EXCHANGE
                           COMMISSION WASHINGTON, D.C.
                                      20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2007

                               ------------------

                           HIENERGY TECHNOLOGIES, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                  0 - 32093                91-2022980
          -------------             ----------               -------------
          (State or other           (Commission             (I.R.S.
          jurisdiction              File Number)            Identification No.)
          of incorporation)


                          1601-B ALTON PARKWAY, UNIT B
                            IRVINE, CALIFORNIA 92606
               ---------------------------------------- ---------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 757-0855
                               ------------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

Item 8.01  Other Events

CANCELLATION OF PURCHASE ORDER

On December 10, 2006 we received a purchase order in the amount of $325,000 for one SIEGMA(tm) 3M3 Atometer(tm) suitcase-borne explosives detection system. This purchase order, made on behalf of a Middle Eastern government's security agency, provided for the system to be delivered within sixty days and was received through Applied Tactical Technologies, Inc. of New York, working in conjunction with Taylor Jordan and Associates, an authorized sales agent for HiEnergy Technologies.

As we noted in our press release announcing the purchase order, our ability to fulfill the order was dependent, in part, on raising additional funds to cover our manufacturing costs and we could provide no assurances that such funds would be available to us. We were not able raise sufficient funds to manufacture the system within the sixty days provided by the purchase order and Applied Tactical Technologies, Inc. has subsequently cancelled the order.

On February 13, 2007 we received a copy of a press release issued by Applied Tactical Technologies, Inc. stating that they had withdrawn and cancelled the purchase order. The press release quoted J. Parmerton, Applied Tactical Technologies' President, as stating, "Due to time constraints placed upon us to have a system up and running within the prescribed time frame dictated in our contract-to-provide, we have canceled our pending order with HiEnergy. We do however plan to revisit the program at a later date. We were very excited to offer to our client the SIEGMA(TM) system but the implementation window closed before we could take delivery of the product."

                                   SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIENERGY TECHNOLOGIES, INC.


February 16, 2007                           By: /s/ Roger W.A. Spillmann
-----------------                               --------------------------------
(Date)                                      Name:  Roger W.A. Spillmann
                                            Its:  President